SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 18, 2004
(Date of earliest event reported)
MS Structured Asset Corp.
(Issuer in Respect of SATURNS Trust No. 2002-13)
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or other jurisdiction of organization)
001-16443
(Commission File No.)
13-4026700
(I.R.S. Employer Identification No.)
1585 Broadway, New York, New York
10036
(Address of principal executive offices) (Zip Code)
Registrant's Telephone Number, including area code
212-761-2520
(Former name or former address, if changed since
last report.)
ITEM 5. Other Events and Regulation FD Disclosure.
May 18, 2004
Holders of Units of
SATURNS Trust No. 2002-13
Moody's Investors Service
99 Church St.
New York, NY 10007
Standard & Poor's
55 Water Street
New York, NY 10004-1064
Re: SATURNS 2002-13 (GE Global Insurance) Trust Wind-Up Event
Ladies and Gentlemen:
Reference is hereby made to the Trust Agreement dated October 29, 2002 (the "Trust
Agreement"), between MS Structured Asset Corp., as Depositor and LaSalle Bank
National Association, as trustee (the "Trustee"). Capitalized terms used and not defined herein have the respective meanings given to them in the Trust Agreement.

This notice is delivered pursuant to Section 9.03 of the Standard Terms.
On May 17, 2004, the Trustee received notice that GE Global Insurance Corporation filed with the Securities and Exchange Commission a "Certification and Notice of
Termination of Registration under Section 12(g) of the Securities Exchange Act of
1934 or Suspension of Duty to File Reports under Sections 13 and 15(d) of the
Securities Exchange Act of 1934" on Form 15D. This constitutes a Trust Wind-Up
Event under Section 9.01(g) of the Trust Agreement. Holders should surrender their
Class A Units or Class B units, as the case may be, to the Trustee, or deliver security or indemnity acceptable to the Trustee, for their respective pro rata distributions of Trust Property, which will consist of the cash proceeds of the liquidation of the Securities pursuant to Section 9.03 of the Trust Agreement.
Beneficial owners of the Units will receive distributions through the facilities of
The Depository Trust Company ("DTC") and the intermediaries through which they hold their Units. DTC will present its Units to the Trustee in accordance with the procedures specified by DTC and the Trustee. Beneficial owners of Units should inquire with the intermediary holding their Units as to procedures for presentation and final payment and should provide instructions in writing with respect to the final distribution to their intermediary.
It is expected that the final distribution on the Units will be made within 30 days.
Please contact Andy Streepey at 312-904-9387 with any questions.
Sincerely,
LASALLE BANK NATIONAL ASSOCIATION, as Trustee for SATURNS Trust No. 2002-13
May 20, 2004
Holders of the Class A Units of SATURNS Trust No. 2002-13
Cusip 80410X202
Morgan Stanley
Morgan Stanley & Co. Incorporated
MS Structured Asset Corp.
1585 Broadway
New York, New York 10036
Moody's Investors Service
99 Church Street
New York, New York 10007
Standard & Poor's
55 Water Street
New York, NY 10004-1064
Re: SATURNS 2002-13 (GE Global Insurance) Termination
Reference is hereby made to the Trust Agreement dated October 29, 2002 (the "Trust
Agreement"), between MS Structured Asset Corp., as Depositor and LaSalle Bank
National Association, as Trustee. Capitalized terms used and not defined herein have the respective meanings given to them in the Trust Agreement. This notice is delivered pursuant to Section 11.01 of the Standard Terms.
On May 25, 2004, SATURNS Trust No. 2002-13 will make its final distribution of
$24.20 per Class A Unit ($24,200,000 aggregate). This amount represents all amounts available for distribution and required to be paid to the Holders of the Class A
Units pursuant to the Trust Agreement. Upon such distribution, the trust will be terminated. No further notice will be provided. Please contact Andy Streepey at
312-904-9387 with any questions.
Sincerely,
LASALLE BANK NATIONAL ASSOCIATION, as Trustee for SATURNS Trust No. 2002-13
Pursuant to the requirements of the Exchange Act of 1934, the Registrant has caused this report to be signed on behalf of the Registrant by the undersigned there unto duly authorized.
LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY OF TRUSTEE UNDER THE TRUST
AGREEMENT ON BEHALF OF MS STRUCTURED ASSET CORP., REGISTRANT.
By:/s/ Russell M. Goldenberg
Russell M. Goldenberg
Group Senior Vice President